UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 7, 2004

                        SUNSET FINANCIAL RESOURCES, INC.
             (Exact name of Registrant as specified in its Charter)

            Maryland                     001-32026             16-1685692
(State or other jurisdiction of  (Commission file number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

           10245 Centurion Parkway North, Jacksonville, Florida 32256
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (904) 425-4099
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Item 5. Other Events.

Attached as Exhibit 99.1 is a press release issued by the registrant on May 7, 2004.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

      99.1  Press Release issued May 7, 2004.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2004

                                           SUNSET FINANCIAL RESOURCES, INC.

                                           By:  /s/ Thomas G. Manuel
                                                --------------------------
                                                Secretary


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

                                INDEX TO EXHIBITS

                 EXHIBIT
                 NUMBER                    DESCRIPTION
                 ------                    -----------

                 99.1             Press Release issued April 12, 2004